FEDERAL INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
FEDERAL INCOME TAXES
NOTE H - FEDERAL INCOME TAXES

Federal income tax on earnings differs from that computed at the statutory corporate tax rate for years ended December 31, 2013, 2012, and 2011 as follows:

	2013	2012	2011
	(Dollars in thousands)

Federal income taxes at statutory rate	$630	$1,555	$1,536
Increase (decrease) in taxes resulting primarily from:
Stock compensation	8	(28)	(15)
Nontaxable interest income	(39)	(39)	(39)
Cash surrender value of life insurance	(164)	(277)	(99)
Utilization of net operating loss carryforwards,
previously reserved	-	-	(241)
Other	(14)	7	11

Federal income taxes per financial statements	$421	$1,218	$1,153

Effective tax rate	22.7%	26.6%	25.5%

The composition of the Corporation’s net deferred tax asset at December 31 is as follows:

Taxes (payable) refundable on temporary	2013	2012
differences at statutory rate:	(In thousands)

Deferred tax assets:
General loan loss allowance	$575	$468
Deferred compensation	88	90
Stock benefit plans	173	169
Merger related transaction costs	118	118
Net operating loss carryforward	1,475	1,278
Reserve for uncollected interest	180	401
Real estate owned	811	394
Fair market value adjustments	898	1,964
Unrealized losses on securities available for sale	3,724	-
Other	4	47
Total deferred tax assets	8,046	4,929

Deferred tax liabilities:
Deferred loan origination costs	(401)	(314)
Federal Home Loan Bank stock dividends	(1,749)	(1,749)
Fixed asset basis difference	(529)	(705)
Unrealized gains on securities available for sale	-	(309)
Mortgage servicing rights	(439)	(439)

Total deferred tax liabilities	(3,118)	(3,516)

Net deferred tax asset	$4,928	$1,413

The Corporation was allowed a special bad debt deduction. If the amounts that qualified as deductions for federal income taxes are later used for purposes other than bad debt losses, including distributions in liquidation, such distributions will be subject to federal income taxes at the then current corporate income tax rate.  Retained earnings at December 31, 2013 include approximately $3.0 million for which federal income taxes have not been provided.  The amount of unrecognized deferred tax liability relating to the cumulative bad debt deduction at December 31, 2013 was approximately $1.0 million.

The Corporation’s principal temporary differences between financial income and taxable income result mainly from different methods of accounting for Federal Home Loan Bank stock dividends, the general loan loss allowance, deferred compensation, stock benefit plans and fair value adjustments arising from the First Franklin acquisition.  The Corporation has approximately $4.3 million of operating losses to carryforward for the next 20 years.  These loss carryforwards are subject to the Internal Revenue Code section 382 limitations which allow approximately $1.1 million of the losses on an annual basis to offset current year taxable income.